Exhibit 99.1

PVI-Debtors In Possession
Income Statement
(Unaudited)

	5/30/03-6/30/03	Comments

Total Revenue	180,540	Includes Intercompany Revenues
COGS	17,320

Gross Profit	163,220

SG&A EXPENSES
Personnel Salaries (Includes Taxes)	431,837	Includes 3 pay periods
Benefits	66,108	Includes 2 months of expense
Commissions	1,573

Total Personnel Expenses	499,518
GENERAL
Rent	32,980	Includes 2 months of NY office rent
Utilities	8,175
Telephone	15,918
Office Expense	14,734
Legal Fees	10,270
Travel	4,764
Business Insurance	64,603	Includes 3rd qtr installment payment
Investor Relations	4,440
Sftwr & Hdwr Supplies	2,271

Total General	158,155
Total SG&A	657,673

Operating Cash Flow	(494,453)

ADJUSTMENTS TO CASH FLOW
DEPRECIATION & AMORTIZATION
OTHER INCOME & EXPENSE
PVMS Cash Interest Expense	4,171
Interest Expense/(Income) Net	199

Total Other Inc & Exp	4,370
TAXES
NY State Tax	(985)
Foreign Withholding Tax	6,521

Total Taxes	5,536

NET INCOME/(LOSS)	(504,359)

PVI-Debtors In Possession
Balance Sheet
(Unaudited)

06/30/03

Assets
Cash and cash equivalents	87,896
Accounts Receivable (Net)	258,444
Securities Held to Maturity	63,476
License Rights	150,000
Other Current Assets	464,381
Interest Receivable	2,420

Total Current Assets	1,026,617
Property, Plant and Equipment
Equipment under Construction	3,947,527
Office F&F	282,844
Office Equipment	1,636,001
Vehicles	322,395
Leasehold Improvements	146,810
Finished Systems	1,648,592
R&D Equip & Software	574,476

Total PP&E	8,558,645
Total Acc Depr	7,373,872

Net Fixed Assets	1,184,773
Patents
Patents Issued	573,091
Patent Appl in Progress	456,144
Patents-Latin America	7,205

Total Patents & Org costs	1,036,440
Total Acc Amort	642,442

Net Patents & Org Costs	393,998
Intangibles
PV Goodwill	3,896,244
PV Intangibles	2,244,531
PV Acc Amort — Intangibles	(1,127,949)

Net PV Goodwill & Intang	5,012,826
Other Assets
Subsiduary Investments	(4,695,155)
Intercompany receivables	5,511,224
Other Assets	235,339

Total Other Assets	1,051,408
Total Assets	8,669,622

Liabilities & Shareholders Equity
Liabilities Not Subject to Compromise (Post -Petition)
Accounts Payable-Vendors	89,646
Accrued Expenses	30,667
Lease Payable — S/T	18,644
Unearned revenue — S/T	80,000
Secured Convertible Debt — PVMS	858,171
Other Postpetition Liabilities	7,428

Total Post-Petition Liabilities	1,084,556
Liabilities Subject to Compromise (Pre-Petition)
Secured Debt
Secured Convertible Debt Cablevision	5,519,692
Secured Convertible Debt Presencia	2,702,938
Unsecured Debt
Accounts Payable-Vendors	1,277,626
Accrued Expenses	2,884,909

Total Pre-Petition Liabilities	12,385,165

Total Current Liabilities	13,469,721

PVI-Debtors In Possession
Balance Sheet
(Unaudited)

06/30/03

Other Liablities
Refundable CVC advance pymt	3,627,790
License Obligations L/T	200,000
Other Liabilities	45,500

Total Other Liablities	3,873,290

Total Liabilities	17,343,011
Owners Equity
Preferred Stock-Series A	83,353
Preferred Stock-Series B	100,738

Total redeemable pfd stock	184,091
Shareholders Equity
Common Stock	18,488
APIC-Common	87,387,030
Current Earnings	(5,398,447)
Retained Earnings	(90,864,551)

Net Owner Equity	(8,673,389)

Total Liabilities & Shareholders Equity	8,669,622

PVI-DEBTORS IN POSSESSION
Check Register Report — PNC Operating Bank
by Check Date
(Unaudited)
Cash Account: 1000-25-99-000000-000000

Check No.	Check Date	Vendor	Check Amount	Description

023335	6/2/2003	United Healthcare	38,993.76	Employee Benefits
PN273	6/3/2003	Oren Steinfeld	2,211.27	Sales Support in Asia
PN274	6/3/2003	Security Trust	6,978.47	401K Payment
PN275	6/3/2003	PVI Israel	42,000.00	Wire for operational expenses
Debit	6/3/2003	FSA Account	200.00	Transfer to PNC FSA Account
Debit	6/3/2003	Payroll Account	81,470.71	Transfer to PNC Payroll Account
ACH Debit	6/4/2003	ADP, Inc.	45,555.21	Tax Filing — Payroll P/E 5/31/03
001986	6/5/2003	Delta Dental	1,370.98	Employee Benefits
001987	6/5/2003	Prudential Insurance Co.	2,060.23	Employee Benefits
001988	6/5/2003	CobraServ National Svc Ctr	489.00	Employee Benefits
001989	6/5/2003	ADP, Inc.	1,550.28	Payroll Service
001990	6/5/2003	Sunark Venture Research Inc.	3,000.00	Sales Support in Canada
001991	6/6/2003	Accountemps	3,234.00	Accounting Support

	Total PNC Operating Account		229,113.91

CHECK REGISTER REPORT — PNC PAYROLL BANK
BY CHECK DATE
PVI-DEBTORS IN POSSESSION
CASH ACCOUNT: 1000-27-99-000000-000000

CHECK NO.	CHECK DATE	VENDOR	CHECK AMOUNT	DESCRIPTION

ACH Debit	6/4/2003	Various Employees	76,319.81	Employee Salaries P/E 5/31/03
1617	6/4/2003	Various Employees	3,077.55	Employee Salaries P/E 5/31/03
1618	6/4/2003	Various Employees	1,438.15	Employee Salaries P/E 5/31/03
1619	6/4/2003	Various Employees	635.20	Employee Salaries P/E 5/31/03

	Total PNC Payroll Account		81,470.71

CHECK REGISTER REPORT — PNC FSA BANK
BY CHECK DATE
PVI-DEBTORS IN POSSESSION
CASH ACCOUNT: 1000-24-99-000000-000000

CHECK NO.	CHECK DATE	VENDOR	CHECK AMOUNT	DESCRIPTION

ACH Debit	6/6/2003	Ceridian	448.80	Employee FSA Reimbursements
ACH Debit	6/20/2003	Ceridian	313.76	Employee FSA Reimbursements

	Total PNC FSA Account		762.56

CHECK REGISTER REPORT — FLEET DIP TAX
BY CHECK DATE
PVI-DEBTORS IN POSSESSION
CASH ACCOUNT: 1000-12-99-000000-000000

CHECK NO.	CHECK DATE	VENDOR	CHECK AMOUNT	DESCRIPTION

Wire	6/12/2003	ADP, Inc.	44,006.32	Tax Filing — Payroll P/E 6/15/03
Wire	6/26/2003	ADP, Inc.	40,568.85	Tax Filing — Payroll P/E 6/30/03

	Total Fleet DIP Tax Account		84,575.17

CHECK REGISTER REPORT — FLEET DIP GENERAL
BY CHECK DATE
PVI-DEBTORS IN POSSESSION
CASH ACCOUNT: 1000-11-99-000000-000000

CHECK NO.	CHECK DATE	VENDOR	CHECK AMOUNT	DESCRIPTION

PNC273	6/3/2003	Oren Steinfeld	0.00	Void
PNC274	6/3/2003	Security Trust	0.00	Void
PNC275	6/3/2003	PVI Israel	0.00	Void
000092	6/5/2003	Micro Office Solutions LLC	11,500.00	Office rent for New York (June — includes deposit)
000093	6/6/2003	Chubb Group of Insurance Co’s	45,613.00	Business Insurance
000094	6/6/2003	First Industrial, L.P.	15,284.30	Office rent for New Jersey (June)
000095	6/6/2003	Entertainment Media Ventures	2,345.00	Apartment rent (June)
000096	6/6/2003	Raphael Shaya Grantor Trust	3,200.00	Apartment rent (June)
000097	6/6/2003	CDS Cleaning Service	845.62	Office cleaning in NJ
000098	6/9/2003	CNA	3,250.97	Employee Disability
000100	6/10/2003	Federal Express	2,000.00	Office Expense
001001	6/11/2003	Bowne of New York City, Inc.	533.00	Edgar Form Fees
FLT001	6/11/2003	PVI Israel	14,000.00	Wire for operational expenses
001002	6/12/2003	ADP, Inc.	354.74	Payroll Services
001003	6/12/2003	Accountemps	2,597.00	Accounting Support
001004	6/12/2003	Metro West Houston	406.51	Office Expense
001005	6/12/2003	Cliff Bail	317.00	Employee Reimbursement
001006	6/12/2003	Christopher Barbour	255.60	Freelancer Reimbursement
001007	6/12/2003	Alan Bress	172.15	Employee Reimbursement
001008	6/12/2003	Bridgecom	1,652.54	Long Distance Service — NJ
001009	6/12/2003	Bright Star Couriers, LLc	17.90	Office Expense
001010	6/12/2003	Ceridian	125.00	Employee Benefits
001011	6/12/2003	CitiCapital	1,553.66	Truck Lease Payment
001012	6/12/2003	CobraServ National Svc Ctr	122.00	Employee Benefits
001013	6/12/2003	Gary Cogland	40.00	Employee Reimbursement
001014	6/12/2003	Woodbridge & Associates	1,660.00	Void
001015	6/12/2003	Con Edison	300.00	Electric Bill for Apartment
001016	6/12/2003	Conference Call Service	1,155.11	Office Expense
001017	6/12/2003	GE Capital	1,015.59	Office Copiers
001018	6/12/2003	James Green	294.65	Employee Reimbursement
001019	6/12/2003	Susan Haderer	11.58	Employee Reimbursement
001020	6/12/2003	Kevin Hanson	261.50	Freelancer Reimbursement
001021	6/12/2003	Mitchell H Simmons	1,740.00	Press Release Expenses
001022	6/12/2003	PSE&G Co.	1,766.28	Electric Bill for NJ
001023	6/12/2003	Quality Communications	286.86	Telephone Expense
001024	6/12/2003	Lon Rosen	904.88	Employee Reimbursement
001025	6/12/2003	Lawrence Samuels	94.95	Employee Reimbursement
001026	6/12/2003	Randy Sills	102.20	Employee Reimbursement
001028	6/12/2003	Sunark Venture Research Inc.	3,000.00	Sales Support in Canada
001029	6/12/2003	Janos Sutyinszky	820.55	Freelancer Reimbursement
001030	6/12/2003	Mervyn Trappler	456.97	Employee Reimbursement
001031	6/12/2003	Verizon	57.03	Telephone Expense
001032	6/12/2003	Verizon	627.88	Telephone Expense
001033	6/12/2003	Verizon	135.07	Telephone Expense
001034	6/12/2003	Verizon	150.22	Telephone Expense
001035	6/12/2003	Verizon Wireless	228.12	Cell Phone Expense
001036	6/12/2003	Verizon Wireless	892.90	Cell Phone Expense
001037	6/12/2003	Wheeler, Tom	166.22	Employee Reimbursement
001038	6/12/2003	Brown Williams	14.97	Employee Reimbursement
FLT002	6/12/2003	Evertz Microsystems Ltd.	15,300.00	Equipment Purchase (Phila Phillies)
PR	6/13/2003	Various Employees	86,827.97	Employee Salaries P/E 6/15/03
001041	6/13/2003	Security Trust	0.00	Void
001042	6/13/2003	Security Trust	9,354.72	401K Payment
001043	6/13/2003	Linda E. Foster	18.28	Employee Reimbursement
001044	6/13/2003	Petty Cash	596.97	Office Expense
001045	6/13/2003	Greta Soltani	54.60	Employee Reimbursement
001046	6/13/2003	Carol Bendig	384.20	Employee Reimbursement
FLT003	6/13/2003	Oren Steinfeld	2,211.27	Sales Support in Asia
001047	6/17/2003	American Express	457.99	Business Travel
001048	6/17/2003	American Express	151.32	Business Travel
001049	6/17/2003	ADP, Inc.	0.00	Void
001050	6/17/2003	AT&T	254.20	Telephone Expense
001051	6/17/2003	AT&T	0.00	Void
001052	6/17/2003	Cliff Bail	68.00	Employee Reimbursement
001053	6/17/2003	Alan Bress	31.03	Employee Reimbursement
001054	6/17/2003	Delta Dental	2,518.90	Employee Benefits
001055	6/17/2003	Federal Express	33.32	Office Expense
001056	6/17/2003	Prudential Insurance Co.	1,942.35	Employee Benefits
001057	6/17/2003	QUILL	86.93	Office Supplies
001058	6/17/2003	SBC	233.39	Telephone Expense
001059	6/17/2003	Snowbird Corporation	85.86	Office Expense
001060	6/17/2003	Sonabend\Roberto	205.22	Employee Reimbursement

CHECK REGISTER REPORT — FLEET DIP GENERAL
BY CHECK DATE
PVI-DEBTORS IN POSSESSION
CASH ACCOUNT: 1000-11-99-000000-000000

CHECK NO.	CHECK DATE	VENDOR	CHECK AMOUNT	DESCRIPTION

001061	6/17/2003	Janos Sutyinszky	267.80	Freelancer Reimbursement
001062	6/17/2003	Watchung Spring Water Co.	24.35	Office Expense
001063	6/17/2003	Lionel White	69.95	Employee Reimbursement
001064	6/17/2003	Newegg.com	845.00	Software Purchase (Engineering)
001065	6/17/2003	AJA Video Systems Inc	1,613.95	Equipment Purchase (Video Cards)
001066	6/19/2003	A1- Safe & Lock Company	188.15	Office Expense
FLT004	6/20/2003	ADP, Inc.	172.71	Payroll Services
001068	6/23/2003	AT&T Wireless	533.22	Cell Phone Expense
001069	6/23/2003	ATLANTIC MUTUAL	9,500.00	Business Insurance
001070	6/23/2003	Accountemps	980.00	Accounting Support
001071	6/23/2003	AllegianceInternet	1,083.68	Internet Services
001072	6/23/2003	American Express	25.00	Office Expense
001073	6/23/2003	American Express	607.21	Employee Travel
001074	6/23/2003	NJ Division of Motor Vehicles	225.00	Truck Registration
001075	6/23/2003	Nick Fedele	40.00	Employee Expenses
001076	6/23/2003	Federal Express	569.68	Office Expense
001077	6/23/2003	James Green	6.10	Employee Reimbursement
001078	6/23/2003	Micro Warehouse	285.33	Software Purchase (Engineering)
001079	6/23/2003	Sentry Self Storage	105.00	Truck storage (West Coast)
001080	6/23/2003	Michael Nicholas Sciarrotta	40.20	Employee Reimbursement
001081	6/23/2003	Verizon	46.77	Telephone Expense
001082	6/23/2003	Western Pest Services	45.00	Office Expense
001083	6/26/2003	ADT Security Services	322.14	Office Expense
001084	6/26/2003	Accountemps	686.00	Accounting Support
001085	6/26/2003	AirBorne Express	14.00	Office Expense
001086	6/26/2003	American Express	445.92	Employee Travel
001087	6/26/2003	Carol Bendig	1,030.36	Employee Reimbursement
001088	6/26/2003	Carol Bendig	161.31	Employee Reimbursement
001089	6/26/2003	Gary Cogland	116.66	Employee Reimbursement
001090	6/26/2003	Conference Call Service	520.71	Office Expense
001091	6/26/2003	Easy Pour Coffee Service	207.45	Office Expense
001092	6/26/2003	Federal Express	47.99	Office Expense
001093	6/26/2003	First Industrial, L.P.	15,923.51	Office rent for New Jersey (July)
001094	6/26/2003	Kevin Hanson	392.38	Freelancer Reimbursement
001095	6/26/2003	Ryan’s Express Inc.	71.95	Office Expense
001096	6/26/2003	State of New Jersey	72.00	Employee Benefits
001098	6/26/2003	United Healthcare	35,009.31	Employee Benefits
001099	6/26/2003	Wheeler, Tom	172.77	Employee Reimbursement
001100	6/26/2003	Peter von Kaenel	187.12	Employee Reimbursement
001101	6/26/2003	Janos Sutyinszky	250.20	Freelancer Reimbursement
001102	6/26/2003	Bowne of New York City, Inc.	2,266.00	Edgar Form Fees
001103	6/27/2003	Security Trust	6,889.12	401K Payment
001104	6/27/2003	Nexus Properties, Inc.	372.00	Office Expense
FLT005	6/27/2003	ADP, Inc.	30.00	Payroll Services
FLT006	6/27/2003	Oren Steinfeld	2,211.27	Sales Support in Asia
001105	6/30/2003	Micro Office Solutions LLC	5,750.00	Office rent for New York (July)
001107	6/30/2003	Phila Coca-Cola Bottling Co.	109.62	Office Expense
001108	6/30/2003	Entertainment Media Ventures	2,345.00	Apartment rent (July)
001109	6/30/2003	Raphael Shaya Grantor Trust	3,200.00	Apartment rent (July)
FLT007	6/30/2003	PVI Israel	42,000.00	Wire for operational expenses
PR	6/30/2003	Various Employees	86,101.63	Employee Salaries P/E 6/30/03

	Total Fleet Operating Account		467,326.56
	Total Cash Disbursements		863,248.91

PVI-DEBTORS IN POSSESSION
Balance Sheet Reconciliation
A/R — Customers
(Unaudited)

PRE-PETITION ACCOUNTS RECEIVABLE

		5/29/2003
Key	Customer	Balance

BSC1	Big South Conference	9,763.50
NYBC1	New York Broadcast Center	26,000.00
KJVEN	K&J Ventures, LLC	60,000.00
CYB1	Virtual Media	63,000.00

Total Aged Receivable Report		158,763.50
Philadelphia Phillies		50,916.00

Total Accruals		50,916.00

	Total per analysis Per — Petition	209,679.50

	Balance per G/L pre-petition	209,679.50

POST PETITION ACCOUNT RECEIVABLE 5/30/03-6/30/03

		6/30/2003
Key	Customer	Balance

CMN1	Children Miracle Network	6,000.00

Total Aged Receivable Report		6,000.00
Philadelphia Phillies		101,832.00
Total Accruals		101,832.00

	Total per analysis Post — Petition	107,832.00

	Balance per G/L post-petition	107,832.00
	Total Company per analysis	317,511.50
	Balance per G/L	317,511.50

PVI-DEBTORS IN POSSESSION
AGED RECEIVABLES REPORT — FULL DETAIL
BY CUSTOMER NAME
PRE — PETITION INVOICES
AGING DATE: 6/30/2003
(UNAUDITED)

DOC NO.	APPLY NO.	ORDER NO.	DATE	PO NO.	TYPE			0 - 30	31 - 60		61 - 90	OVER 90

Customer:	BSC1	Big South
		Conference
98727	98727		3/31/2003		Invoice							9,763.50

					Total:	9,763.50		0.00	0.00		0.00	9,763.50
Customer:	KJVEN	K&J Ventures,
		LLC
98733	98733		5/20/2003		Invoice				60,000.00

					Total:	60,000.00		0.00	60,000.00		0.00	0.00
Customer:	NYBC1	New York
		Broadcast
		Center
98717	98717		1/1/2003		Invoice							30,000.00
07719	98717		1/28/2003		Payment							-4,000.00

					Total:	26,000.00		0.00	0.00		0.00	26,000.00
Customer:	CYB1	Virtual
		Media Lab,
		Inc.
98603	98603		2/28/2002		Invoice							9,000.00
98604	98604		3/31/2002		Invoice							9,000.00
98609	98609		4/30/2002		Invoice							9,000.00
98629	98629		5/31/2002		Invoice							9,000.00
98640	98640		6/30/2002		Invoice							9,000.00
98649	98649		7/31/2002		Invoice							9,000.00
98660	98660		8/30/2002		Invoice							9,000.00

					Total:	63,000.00		0.00	0.00		0.00	63,000.00

		Total Accounts Receivables Pre-Petition				158,763.50	0.00	0.00	60,000.00	0.00	0.00	98,763.50

PVI-DEBTORS IN POSSESSION
AGING DATE: 6/30/2003

DOC NO.	APPLY NO.	ORDER NO.	DATE	PO NO.	TYPE			0 - 30	31 - 60		61 - 90	OVER 90

Customer:	CMN1	Children
		Miracle
		Network
98735	98735		6/10/2003		Invoice			6,000.00

					Total:	6,000.00		6,000.00	0.00		0.00	0.00

		Total Accounts Receivables Post-Petition				6,000.00	0.00	6,000.00	0.00	0.00	0.00	0.00

Company Totals						164,763.50	0.00	6,000.00	60,000.00	0.00	0.00	98,763.50

AGED PAYABLES REPORT — FULL DETAIL BY AGED DATE
BY VENDOR NAME
PVI-DEBTORS IN POSSESSION
AGING DATE: 6/30/2003
(UNAUDITED)

DOC NO.	APPLY NO.	PO NO.	INVOICE NO.	DATE	TYPE

Vendor Key: ATLA3		ATLANTIC MUTUAL
000142	000142		JUNE0103	6/1/2003	INVOICE
001069	000142		JUNE0103	6/23/2003	PAYMENT

					Totals:	9,500.00
Vendor Key: AMEXD		American Express
000172	000172		JUNE1403AM	6/14/2003	INVOICE
001086	000172		JUNE1403AM	6/26/2003	PAYMENT

					Totals:	153.58
Vendor Key: CHUB1		Chubb Group of Insurance Co’s
000073	000073		MAY2903	5/29/2003	INVOICE

					Totals:	45,603.00
Vendor Key: FEDX2		Federal Express
000267	000267		478121028	7/11/2003	INVOICE

					Totals:	23.39
Vendor Key: PSEG1		PSE&G Co.
000266	000266		6287143886	7/15/2003	INVOICE

					Totals:	215.97
Vendor Key: STER1		Sterne Kessler Goldstein & Fox
000154	000154		10024555	6/5/2003	INVOICE

					Totals:	192.20
Vendor Key: UNIT3		United Healthcare
000148	000148		JUN0103BW	6/1/2003	INVOICE
000178	000178		JUL0103	7/1/2003	INVOICE

					Totals:	33,957.43

			COMPANY TOTALS			89,645.57

DOC NO.	APPLY NO.	0 - 30	31 - 60	61 - 90	OVER 90	COMMENTS

Vendor Key: ATLA3
000142	000142	19,000.00
001069	000142	-9,500.00

		9,500.00	0.00	0.00	0.00	Next Installment Due in August
Vendor Key: AMEXD
000172	000172	445.42
001086	000172	-291.84

		153.58	0.00	0.00	0.00	Charge is in dispute
Vendor Key: CHUB1
000073	000073		45603

		0.00	45,603.00	0.00	0.00	Next Installment Due in August
Vendor Key: FEDX2
000267	000267	23.39

		23.39	0.00	0.00	0.00	Paid on 7/7/03
Vendor Key: PSEG1
000266	000266	215.97

		215.97	0.00	0.00	0.00	Paid on 7/14/03
Vendor Key: STER1
000154	000154	192.20

		192.20	0.00	0.00	0.00	Waiting for the courts approval of professionals
Vendor Key: UNIT3
000148	000148	655.08
000178	000178	33,302.35

		33,957.43	0.00	0.00	0.00	Will be paid week of 7/21.

		44,042.57	45,603.00	0.00	0.00

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